UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)
October 23, 2006

CHINO COMMERCIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-35366	20-4797048
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

14345 Pipeline Avenue, Chino, California 91710

(Address of Principal Executive Offices) (Zip Code)

(909) 393-8880

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Disclosure of Results of Operations and Financial Condition.

On October 23, 2006, the Bancorp issued a press release concerning its results of operations and financial condition as of and for the three and nine months ended September 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

99.1         Press Release concerning earnings for the three and nine months ended September 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 23, 2006	CHINO COMMERCIAL BANCORP

	By:	/s/Dann H. Bowman
Dann H. Bowman
President and Chief Executive Officer

	By:	/s/Sandra F. Pender
Sandra F. Pender
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 23, 2006